Exhibit No. 10.34

AMENDMENT NO. 3 AND JOINDER

to the

RECEIVABLES PURCHASE AND SALE AGREEMENT

Dated as of December 31, 2002

                THIS AMENDMENT NO. 3 AND JOINDER (this "Amendment and Joinder") to the Receivables Purchase and Sale Agreement, dated as of October 25, 2000 (as amended and supplemented, the "Purchase and Sale Agreement"), is dated as of December 31, 2002, and is by and among MOHAWK CARPET CORPORATON, a Delaware corporation ("Mohawk Carpet"), MOHAWK CARPET OF TEXAS, L.P. a Delaware limited partnership ("Carpet LP"), MOHAWK CARPET DISTRIBUTION, L.P., a Delaware limited partnership ("Mohawk Distribution"), and MOHAWK FACTORING, INC., a Delaware corporation ("Mohawk Factoring" or "Buyer").  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase and Sale Agreement.

WHEREAS, Mohawk Carpet, Mohawk Commercial, Inc. ("Commercial"), Durkan Patterned Carpets, Inc. ("Durkan") and Mohawk Factoring were parties to the Purchase and Sale Agreement whereby Mohawk Carpet, Mohawk Commercial and Durkan would sell and Mohawk Factoring, as Buyer, would purchase, from time to time, Receivables originated by each of Mohawk Carpet, Mohawk Commercial and Durkan (the "Initial Originators");

WHEREAS, pursuant to Amendment No. 1 to the Purchase and Sale Agreement, Carpet LP was added as an Originator under the Purchase and Sale Agreement;

WHEREAS, Durkan was merged into Mohawk Carpet, effective 2001, and, in accordance with Section 7.9 of the Purchase and Sale Agreement, Durkan's rights, obligations and interests thereunder were assigned by operation of law to the surviving Originator, Mohawk Carpet;

WHEREAS, Mohawk Commercial will be merged into Mohawk Carpet, effective December 31, 2002, and, in accordance with Section 7.9 of the Purchase and Sale Agreement, Mohawk Commercial's rights, obligations and interests thereunder will be assigned by operation of law to the surviving Originator, Mohawk Carpet;

WHEREAS, Mohawk Carpet and Carpet LP are each contributing all of their respective finished goods inventories to Mohawk Distribution and, upon and following the effective date of this Amendment and Joinder, will act only as sales agents for Mohawk Distribution, and Mohawk Distribution will sell inventory in the manner formerly sold by Mohawk Carpet and Carpet LP, thereby originating the Receivables arising from such sales;

WHEREAS, this Amendment and Joinder is being entered into by the parties hereto (collectively, the "Parties") to effect, among other things, the removal of Mohawk Carpet and Carpet LP as Originators under the Purchase and Sale Agreement, and the joinder of Mohawk Distribution as a new Originator under the Purchase and Sale Agreement (the "Joinder");

WHEREAS, the Parties have taken each and all of the actions required to properly amend the Purchase and Sale Agreement in accordance with its terms; and

                NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Purchase and Sale Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, hereto agree as follows:

Section 1.               Amendments to the Purchase and Sale Agreement

                1.1           The first paragraph of the preamble shall be amended in its entirety to read as follows:

"THIS RECEIVABLES PURCHASE AND SALE AGREEMENT, dated as of October 25, 2000, is by and among Mohawk Distribution LP, a Delaware limited partnership ("Mohawk Distribution," being hereinafter referred to as an "Originator"), and Mohawk Factoring, Inc., a Delaware corporation ("Buyer"), and replaces and supersedes the following agreements (each, an "Exisiting Agreement") in their entirety:"

                1.2           All references to Mohawk Carpet and Carpet LP, as Originators, are hereby amended to refer to Mohawk Distribution, as Originator.

Section 2.               Joinder

                Upon and following the effectiveness of this Amendment and Joinder, Mohawk Distribution shall become a party to, and an Originator under, the Purchase and Sale Agreement, and shall have all obligations, duties, rights and interests as an Originator under the Purchase and Sale Agreement, and hereby agrees to abide by each of the representations, covenants and other agreements of an Originator under the Purchase and Sale Agreement and makes and adopts the Purchase and Sale Agreement as an agreement to which it is a party and by which it is bound.

Section 3.               Representations and Warranties

                (a)           Each of the Parties hereby represents and warrants severally and not jointly that, with respect to each Party:

                                (i)            Its execution, delivery and performance of this Amendment and Joinder are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

(ii)           This Amendment and Joinder is the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

                (b)           Mohawk Distribution hereby further represents and warrants that:

(i)            The Purchase and Sale Agreement as amended hereby is the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

(c)           Mohawk Factoring hereby further represents and warrants that, pursuant to Section 7.9 of the Purchase and Sale Agreement, it consents to the substitution of Mohawk Distribution for Mohawk Carpet and Carpet LP as Originator under the Purchase and Sale Agreement.

Section 4.               Miscellaneous

                (a)           Applicability of the Purchase and Sale Agreement.

                In all respects not inconsistent with the terms and provisions of this Amendment and Joinder, the provisions of the Purchase and Sale Agreement are hereby ratified, approved and confirmed, with the substitution of Mohawk Distribution for Mohawk Carpet and Carpet LP as Originator.

                (b)           Headings

                The captions in this Amendment and Joinder are for convenience of reference only and shall not define or limit the provisions hereof.

                (c)           Counterparts

                This Amendment and Joinder may be executed in counterparts by facsimile or otherwise, each of which shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument.

                (d)           Governing Law

                THIS AMENDMENT AND JOINDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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                IN WITNESS WHEREOF, the Parties have caused this Amendment and Joinder to be duly executed and delivered by their respective officers thereunto duly authorized as of December 31, 2002.

MOHAWK CARPET CORPORATION,

  as a former Originator

By: _____________________________

          Name:

          Title:

MOHAWK CARPET OF TEXAS, L.P.

  as a former Originator

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

MOHAWK CARPET DISTRIBUTION, L.P.

  as a new Originator

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

MOHAWK FACTORING, INC.

  as Buyer

By: _____________________________

                                                                                                          Name:

                                                                                                          Title:

The foregoing Amendment and Joinder is

hereby consented to as of the date first

written above:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Agent

By: _____________________________

Name:

Title: